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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 17, 1996



                         First Alliance Mortgage Company
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


         California                 33-99604-03                95-2944875
-----------------------------    -----------------       ----------------------
(State or Other Jurisdiction)       (Commission             (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)



  177305 Von Karman Avenue
     Irvine, California                                        97614-6203
-----------------------------                            ----------------------
    (Address of Principal                                      (Zip Code)
     Executive Offices)


        Registrant's telephone number, including area code (714) 224-8400
                                                           --------------


                                    No Change
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

     8.1       Tax Opinion and Consent of Arter & Hadden

     23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST ALLIANCE MORTGAGE COMPANY, as
                                        Company


                                        By:    /s/ Brian Chisick
                                           --------------------------------
                                        Name:  Brian Chisick
                                        Title:  President



Dated:  December 17, 1996

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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION                                              PAGE NO.


      8.1      Tax Opinion and Consent of Arter & Hadden

     23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation